UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-1714
                                   ------------


                          AXP PROGRESSIVE SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
     Progressive
                Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Progressive Fund seeks to provide shareholders with long-term growth of capital.

The Fund is closed to new investors. Existing shareholders may continue to own shares and make investments.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                            3

Questions & Answers with Portfolio Management            4

Investments in Securities                                8

Financial Statements                                    12

Notes to Financial Statements                           15

Proxy Voting                                            23

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2 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
         AS OF MARCH 31, 2004

PORTFOLIO MANAGER

Gabelli Asset Management Company
Portfolio manager                                    Mario Gabelli, CFA
Since                                                              4/02
Years in industry                                                    36

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 1/1/69         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INPRX          B: IPRBX          C: --            Y: --

Total net assets                                         $145.8 million

Number of holdings                                                  157

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                   LARGE
  X                   MEDIUM  SIZE
  X                   SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 30.7%
Industrials 18.0%
Consumer staples 11.2%
Financials 8.3%
Telecommunications 8.3%
Energy 6.2%
Materials 5.6%
Utilities 5.0%
Health care 2.6%
Technology 2.1%
Short-term securities 2.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Deere & Co (Machinery)                                              3.1%
Cablevision Systems NY Group Cl A (Cable)                           2.8
Liberty Media Cl A (Media)                                          2.6
Tribune (Media)                                                     2.2
Time Warner (Media)                                                 1.9
Vivendi Universal ADR (Multi-industry)                              1.9
ChevronTexaco (Energy)                                              1.8
Disney (Walt) (Media)                                               1.8
Honeywell Intl (Aerospace & defense)                                1.7
Allied Waste Inds (Environmental services)                          1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

AXP Progressive Fund's portfolio is managed by Gabelli Asset Management Company, of Rye, N.Y. The Fund invests in value stocks of all sizes in an effort to seek capital appreciation. Below, portfolio manager Mario Gabelli discusses the Fund's positioning and results during the first half of fiscal year 2004.

Shareholders will be asked at a shareholder meeting on June 9, 2004 to approve a merger of AXP Progressive Fund into AXP Partners Select Value Fund, which is also subadvised by Gabelli Asset Management. This approval is not guaranteed. If shareholder approval is obtained, existing shareholders may redeem or exchange out of the Fund prior to the merger. For more information about AXP Partners Select Value Fund, including a prospectus, fund expenses and the latest performance data, visit americanexpress.com/funds.

Q:  How did AXP Progressive Fund perform compared to its benchmark and peers?

    Gabelli: AXP Progressive Fund's Class A shares rose 18.21%, excluding sales charge, for the six months ended March 31, 2004. This was slightly more than the Russell 3000(R) Value Index, which advanced 18.16% for the period. The Fund outperformed the Lipper Multi-Cap Value Funds Index, representing the Fund's peer group, which rose 16.62% over the same time frame.

(bar graph)
                             PERFORMANCE COMPARISON
                  For the six-month period ended March 31, 2004
20%
15%
10%              (bar 1)               (bar 2)             (bar 3)
 5%              +18.21%               +18.16%             +16.62%
 0%

(bar 1) AXP Progressive Fund Class A (excluding sales charge)
(bar 2) Russell 3000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Multi-Cap Value Funds Index(2)

(1) Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Multi-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

Q:  What factors most significantly affected performance for the period?

    Gabelli: Merger and acquisition activity was strong during the period with the highest level of announced deals since late 2000, and this helped the Fund's results. Following a bidding war with Vodafone, AT&T Wireless Services agreed to be bought by Cingular Wireless for $41 billion, the largest cash deal in history. The deal caused this stock, as well as other wireless telecom holdings within the Fund, to rise substantially.

AVERAGE ANNUAL TOTAL RETURNS
                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (1/1/69)                  (3/20/95)                 (6/26/00)                  (3/20/95)

                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
as of March 31, 2004
6 months*               +18.21%      +11.42%       +17.64%      +13.64%      +17.73%      +16.73%      +18.39%      +18.39%
1 year                  +40.19%      +32.14%       +39.14%      +35.14%      +39.39%      +39.39%      +40.47%      +40.47%
5 years                  +1.39%       +0.20%        +0.60%       +0.43%         N/A          N/A        +1.53%       +1.53%
10 years                 +6.61%       +5.98%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +5.35%       +5.35%       -1.20%       -1.20%       +6.31%       +6.31%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > Currently, the utility industry is particularly interesting to us. Through companies like Xcel Energy, an electric utility in the upper midwest, we have selectively added to the Fund's positioning in this sector. (end callout quote)

    The Fund's media holdings were helped by several merger announcements since September 2003. Comcast made a $55 billion hostile bid for Walt Disney. GE's NBC announced the purchase of Vivendi Universal Studios, and NewsCorp closed on its purchase of control of DirecTV. Vivendi, Cablevision, Liberty Media and NewsCorp all rose in the period.

    Among the Fund's industrial holdings in the portfolio are several companies in the automotive parts business, such as Dana Corp. Our research efforts show that people are keeping their cars longer, requiring greater maintenance. We have focused on the number and average age of cars on the road and the life expectancy of specific types of auto parts.

Q:  What changes were made to the portfolio, and why?

    Gabelli: With the coming November 2004 election, the 2004 Summer Olympics, and the expected move toward further deregulation for the broadcast and publishing industries, we augmented our position in media stocks during the fiscal period. Advertising volume may rise given these pending events. We also believe industry consolidation will continue, driven by the desire to marry content to distribution. We added to several positions: Viacom, New York Times Co. and Paxson Communications. During the fiscal period, we also added to Xcel Energy, which should benefit from the nation's need for alternative power.

    We sold several stocks including MGM, Gillette, Staples and Dial Corp. We also sold a position in SPS Technologies, which was acquired by Precision Castparts. While we can't say for sure what will happen in the future, merger and acquisition activity has historically provided a favorable performance tailwind for our investing style. During the fiscal period, we sought to identify the most

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6 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    likely takeover targets in industries ripe for consolidation. We expect regulatory change to contribute to further consolidation in television and radio broadcasting, cable and satellite television, newspaper publishing and utilities.

    Currently, the utility industry is particularly interesting to us. Through companies like Xcel Energy, an electric utility in the upper midwest, we have selectively added to the Fund's positioning in this sector. Electric and gas utilities are highly fragmented industries, and consolidation would make the distribution of energy more efficient. We expect the Public Utilities Holding Company Act to be repealed at some point in the next few years, spawning increased deal activity. We also like this industry at the current time because last year's reduction in the tax rate on dividends from equity securities has made the sector more attractive, in our view. We have focused on solidly run companies in what we believe is a lower risk industry group.

Q: How do you believe current economic trends and global events are affecting the U.S. equity market?

    Gabelli: We believe higher yielding stocks and undervalued companies in consolidating industries have the potential to provide attractive results. However, we are cognizant of forces and events that could threaten the U.S. economic recovery. In the months ahead, we expect a tug of war between earnings and interest rates. Corporate earnings comparisons may be more difficult during the second half of 2004. In our view, interest rates are likely to tread higher, with the 10-year U.S. Treasury bond yield rising by possibly 1.00% (100 basis points) or more. Oil prices are still high and it is taking a distressingly long time to rebuild Iraq's damaged oil infrastructure. Expensive energy could become a drag on the U.S. and global economies.

    Still another reason to be cautious about the stock market this year is that the terrorist bombing in Madrid has had a chilling effect on investor psychology. With the elections still months away, investors fear additional terrorist acts against the U.S. and its allies. Also, at some point in the coming quarters, investors may start looking ahead to 2005 and the prospect of a change in fiscal policy to address growing federal budget deficits. Should these headwinds grow in intensity, we will draw on our decades of experience to guide us as we manage the Fund.

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7 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Progressive Fund

March 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.0%)
Issuer                                                Shares            Value(a)

Aerospace & defense (3.7%)
Curtiss-Wright Cl B                                   10,000            $456,700
Honeywell Intl                                        75,000           2,538,750
Northrop Grumman                                      10,000             984,200
Precision Castparts                                   25,001           1,100,794
Sequa Cl B                                             6,500(b)          349,700
Total                                                                  5,430,144

Automotive & related (4.8%)
AutoNation                                            35,000(b)          596,750
Dana                                                  75,000           1,489,500
GenCorp                                               70,000             758,100
General Motors                                         4,000             188,400
Johnson Controls                                      15,000             887,250
Modine Mfg                                            40,000           1,042,400
Navistar Intl                                         33,000(b)        1,513,050
PACCAR                                                 6,000             337,440
Volkswagen                                             5,000(c)          218,855
Total                                                                  7,031,745

Banks and savings & loans (4.3%)
Astoria Financial                                      4,000             152,120
BB&T                                                  17,640             622,692
City Natl                                              3,000             179,700
Compass Bancshares                                    12,000             497,640
Deutsche Bank                                         20,000(c)        1,669,600
Hibernia Cl A                                         45,500           1,068,795
M&T Bank                                              14,000           1,257,900
Mellon Financial                                      22,000             688,380
North Fork Bancorporation                              4,000             169,280
Total                                                                  6,306,107

Beverages & tobacco (2.3%)
Coca-Cola                                             15,000             754,500
Coors (Adolph) Cl B                                    4,000             277,800
Diageo ADR                                            22,000(c)        1,163,360
PepsiAmericas                                         60,000           1,225,200
Total                                                                  3,420,860

Broker dealers (1.2%)
Bear Stearns Companies                                10,000             876,800
Merrill Lynch & Co                                    15,000             893,400
Total                                                                  1,770,200

Building materials & construction (0.6%)
Watts Water Technologies Cl A                         37,000             865,430

Cable (3.3%)
Cablevision Systems NY Group Cl A                    180,000(b)        4,118,400
Comcast Cl A                                          15,000(b)          431,100
Cox Communications Cl A                               10,000(b)          316,000
Total                                                                  4,865,500

Cellular telecommunications (2.1%)
AT&T Wireless Services                               110,000(b)        1,497,100
mmO2 ADR                                              50,000(b,c)        932,500
Rogers Communications Cl B                            30,000(c)          560,700
Total                                                                  2,990,300

Chemicals (3.0%)
Ecolab                                                44,000           1,255,320
Ferro                                                  8,000             209,200
Fuller (HB)                                           15,000             426,600
Givaudan                                                 250(c)          127,856
Great Lakes Chemical                                  32,000             763,200
Hercules                                              35,000(b)          401,800
Omnova Solutions                                      80,000(b)          420,000
Roto-Rooter                                           15,000             758,250
Total                                                                  4,362,226

Computer software & services (0.2%)
State Street                                           6,000             312,780

Electronics (1.9%)
CTS                                                   25,000             326,000
Texas Instruments                                     60,000           1,753,200
Thomas & Betts                                        33,000             720,060
Total                                                                  2,799,260

Energy (6.3%)
Cabot Oil & Gas Cl A                                  29,400             898,464
ChevronTexaco                                         30,000           2,633,400
ConocoPhillips                                        35,000           2,443,350
Devon Energy                                          12,000             697,800
Exxon Mobil                                           60,000           2,495,400
Total                                                                  9,168,414

See accompanying notes to investments in securities.

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8 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Environmental services (3.0%)
Allied Waste Inds                                    190,000(b)       $2,528,900
Republic Services                                     25,000             676,750
Waste Management                                      40,000           1,207,200
Total                                                                  4,412,850

Financial services (1.1%)
T. Rowe Price Group                                   30,000           1,614,900

Food (6.3%)
Archer-Daniels-Midland                               136,000           2,294,320
Corn Products Intl                                    47,000           1,880,000
Flowers Foods                                         15,000             393,600
General Mills                                         32,000           1,493,760
Heinz (HJ)                                            15,000             559,350
Hershey Foods                                          7,000             579,950
Ralcorp Holdings                                      12,000(b)          365,160
Sensient Technologies                                 30,000             560,100
Wrigley (Wm) Jr                                       17,000           1,005,040
Total                                                                  9,131,280

Furniture & appliances (0.1%)
Aaron Rents Cl A                                       3,000              65,250
Thomas Inds                                            3,000              94,500
Total                                                                    159,750

Health care products (2.6%)
Bristol-Myers Squibb                                  20,000             484,600
INAMED                                                 9,000(b)          479,520
IVAX                                                  22,000(b)          500,940
Merck & Co                                            20,000             883,800
Pfizer                                                43,000           1,507,150
Total                                                                  3,856,010

Household products (2.6%)
Church & Dwight                                       20,000             866,200
Energizer Holdings                                    10,000(b)          466,900
Gillette                                              16,000             625,600
Procter & Gamble                                      17,000           1,782,960
Total                                                                  3,741,660

Industrial transportation (0.5%)
GATX                                                  22,000             487,740
Norfolk Southern                                      11,000             242,990
Total                                                                    730,730

Insurance (1.7%)
Alleghany                                              3,121             771,873
Fidelity Natl Financial                               19,250             762,300
St. Paul Companies                                    24,000             960,240
Total                                                                  2,494,413

Leisure time & entertainment (1.3%)
Mattel                                                25,000             461,000
Six Flags                                             40,000(b)          314,000
Viacom Cl A                                           30,000           1,186,200
Total                                                                  1,961,200

Lodging & gaming (1.2%)
Gaylord Entertainment                                 28,000(b)          865,200
Hilton Group                                         200,000(c)          837,903
Total                                                                  1,703,103

Machinery (4.6%)
Clarcor                                               13,000             573,950
Deere & Co                                            65,000           4,505,150
Donaldson                                             25,000             663,250
Flowserve                                             28,000(b)          586,600
Thermo Electron                                       15,000(b)          424,200
Total                                                                  6,753,150

Media (19.8%)
Belo Cl A                                             14,000             388,640
Cox Radio Cl A                                        15,000(b)          319,500
DIRECTV Group                                         35,000(b)          538,300
Disney (Walt)                                        105,000           2,623,950
Emmis Communications Cl A                             25,000(b)          595,250
Fox Entertainment Group Cl A                          20,000(b)          542,000
Grupo Televisa ADR                                    18,000(c)          852,120
Interpublic Group of Companies                        10,000(b)          153,800
Knight-Ridder                                         20,000           1,465,000
Liberty                                                3,000             138,810
Liberty Media Cl A                                   350,000(b)        3,832,499
McClatchy Cl A                                        26,000           1,847,040
McGraw-Hill Companies                                 10,000             761,400
Media General Cl A                                    31,000           2,085,680
New York Times Cl A                                   25,000           1,105,000
News Corp ADR                                         42,143(c)        1,336,355
Paxson Communications Cl A                            50,000(b)          195,000
PRIMEDIA                                              58,600(b)          158,220
Pulitzer                                              26,100           1,259,325
Reader's Digest Assn                                  10,296             144,968
Scripps (EW) Cl A                                     23,000           2,325,530
Time Warner                                          170,000(b)        2,866,200
Tribune                                               63,000           3,177,719
Young Broadcasting Cl A                               10,000(b)          181,000
Total                                                                 28,893,306

Miscellaneous (0.5%)
Rollins                                               25,500             657,135

See accompanying notes to investments in securities.

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9 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Multi-industry (5.9%)
AMETEK                                                18,000            $461,520
Cooper Inds Cl A                                      20,000           1,143,600
Crane                                                 42,000           1,386,000
ITT Inds                                              15,000           1,144,950
Manpower                                               4,000             186,000
Pentair                                                1,000              59,000
Sony ADR                                              29,000(c)        1,212,490
Tyco Intl                                              6,000(c)          171,900
Vivendi Universal ADR                                105,000(b,c)      2,786,700
Total                                                                  8,552,160

Paper & packaging (0.5%)
Greif Cl A                                            15,000             524,100
St. Joe                                                5,000             203,450
Total                                                                    727,550

Precious metals (1.5%)
Barrick Gold                                          35,000(c)          832,300
Newmont Mining                                        30,000           1,398,900
Total                                                                  2,231,200

Real estate investment trust (0.1%)
Starwood Hotels & Resorts Worldwide                    2,000              81,000

Retail -- general (0.4%)
Neiman Marcus Group Cl A                              10,000             539,400

Retail -- grocery (0.2%)
Albertson's                                           10,000             221,500

Telecom equipment & services (0.6%)
Corning                                               30,000(b)          335,400
Motorola                                              30,000             528,000
Total                                                                    863,400

Utilities -- electric (4.0%)
Duquesne Light Holdings                               29,500             575,250
El Paso Electric                                      80,000(b)        1,107,200
Energy East                                           25,000             634,000
FirstEnergy                                           13,000             508,040
Northeast Utilities                                   86,000           1,603,900
Westar Energy                                          8,000             167,680
Xcel Energy                                           70,000           1,246,700
Total                                                                  5,842,770

Utilities -- natural gas (1.0%)
El Paso                                               60,000             426,600
Kinder Morgan                                          8,000             504,160
Southwest Gas                                         22,000             514,800
Total                                                                  1,445,560

Utilities -- telephone (5.7%)
AT&T                                                  26,000             508,820
BellSouth                                             24,000             664,560
CenturyTel                                            22,000             604,780
Cincinnati Bell                                       70,000(b)          284,900
Citizens Communications                               77,400(b)        1,001,556
Qwest Communications Intl                            250,000(b)        1,077,500
Sprint (FON Group)                                    55,000           1,013,650
Sprint (PCS Group)                                    35,000(b)          322,000
Telecom Italia Mobile                                100,000(c)          566,536
Telephone & Data Systems                              10,000             708,700
Verizon Communications                                44,000           1,607,760
Total                                                                  8,360,762

Total common stocks
(Cost: $123,889,252)                                                $144,297,755

Short-term security (2.1%)
Issuer                    Annualized                  Amount            Value(a)
                        yield on date               payable at
                         of purchase                 maturity
Commercial paper
Amsterdam Funding
         04-01-04              1.07%              $3,000,000(d)       $2,999,911

Total short-term security
(Cost: $3,000,000)                                                    $2,999,911

Total investments in securities
(Cost: $126,889,252)(e)                                             $147,297,666

See accompanying notes to investments in securities.

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10 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 9.1% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $2,999,911 or 2.1% of net assets.

(e) At March 31, 2004, the cost of securities for federal income tax purposes was approximately $126,889,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $25,106,000
     Unrealized depreciation                                       (4,697,000)
                                                                   ----------
     Net unrealized appreciation                                  $20,409,000
                                                                  -----------

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11 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Progressive Fund

March 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $126,889,252)                                                                      $147,297,666
Dividends and accrued interest receivable                                                                   186,842
Receivable for investment securities sold                                                                   376,047
                                                                                                            -------
Total assets                                                                                            147,860,555
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                           220,696
Capital shares payable                                                                                        9,500
Payable for investment securities purchased                                                                  89,600
Payable upon return of securities loaned (Note 5)                                                         1,700,000
Accrued investment management services fee                                                                    2,542
Accrued distribution fee                                                                                      1,325
Accrued transfer agency fee                                                                                     715
Accrued administrative services fee                                                                             238
Other accrued expenses                                                                                       64,571
                                                                                                             ------
Total liabilities                                                                                         2,089,187
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $145,771,368
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    216,599
Additional paid-in capital                                                                              170,192,718
Undistributed net investment income                                                                         184,930
Accumulated net realized gain (loss) (Note 7)                                                           (45,231,462)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    20,408,583
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $145,771,368
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $129,498,578
                                                            Class B                                    $ 16,193,366
                                                            Class C                                    $     77,256
                                                            Class Y                                    $      2,168
Net asset value per share of outstanding capital stock:     Class A shares         19,146,393          $       6.76
                                                            Class B shares          2,501,172          $       6.47
                                                            Class C shares             11,997          $       6.44
                                                            Class Y shares                318          $       6.82
* Including securities on loan, at value (Note 5)                                                      $  1,669,600
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Progressive Fund

Six months ended March 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 1,020,665
Interest                                                                                                     13,657
Fee income from securities lending (Note 5)                                                                   1,229
   Less foreign taxes withheld                                                                               (3,382)
                                                                                                             ------
Total income                                                                                              1,032,169
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          398,907
Distribution fee
   Class A                                                                                                  160,265
   Class B                                                                                                   82,368
   Class C                                                                                                      378
Transfer agency fee                                                                                         127,061
Incremental transfer agency fee
   Class A                                                                                                   12,094
   Class B                                                                                                    3,624
   Class C                                                                                                        7
Service fee -- Class Y                                                                                            2
Administrative services fees and expenses                                                                    44,186
Compensation of board members                                                                                 4,383
Custodian fees                                                                                               12,500
Printing and postage                                                                                         21,315
Registration fees                                                                                            22,229
Audit fees                                                                                                   13,000
Other                                                                                                         5,006
                                                                                                              -----
Total expenses                                                                                              907,325
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (59,504)
                                                                                                            -------
                                                                                                            847,821
   Earnings credits on cash balances (Note 2)                                                                  (747)
                                                                                                               ----
Total net expenses                                                                                          847,074
                                                                                                            -------
Investment income (loss) -- net                                                                             185,095
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           621,831
   Foreign currency transactions                                                                              1,336
                                                                                                              -----
Net realized gain (loss) on investments                                                                     623,167
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    22,936,851
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    23,560,018
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $23,745,113
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Progressive Fund
                                                                                March 31, 2004        Sept. 30, 2003
                                                                               Six months ended          Year ended
                                                                                  (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                  $    185,095          $    473,064
Net realized gain (loss) on investments                                               623,167            (4,869,446)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              22,936,851            32,182,533
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    23,745,113            27,786,151
                                                                                   ----------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (479,033)                   --
     Class Y                                                                              (11)                   --
                                                                                   ----------            ----------
Total distributions                                                                  (479,044)                   --
                                                                                   ----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            820,020             3,837,979
   Class B shares                                                                     167,100               473,609
   Class C shares                                                                       2,233                10,597
Reinvestment of distributions at net asset value
   Class A shares                                                                     458,791                    --
Payments for redemptions
   Class A shares                                                                 (10,194,214)          (21,412,956)
   Class B shares (Note 2)                                                         (2,185,493)           (6,666,073)
   Class C shares (Note 2)                                                             (3,744)              (43,365)
                                                                                       ------               -------
Increase (decrease) in net assets from capital share transactions                 (10,935,307)          (23,800,209)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                            12,330,762             3,985,942
Net assets at beginning of period                                                 133,440,606           129,454,664
                                                                                  -----------           -----------
Net assets at end of period                                                      $145,771,368          $133,440,606
                                                                                 ============          ============
Undistributed net investment income                                              $    184,930          $    478,879
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Progressive Fund

(Unaudited as to March 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Progressive Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Progressive Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designed by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a

--------------------------------------------------------------------------------
15 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $64,335 for the six months ended March 31, 2004.

--------------------------------------------------------------------------------
17 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Due to the Fund being closed to new investors, the Distributor reimbursed the Fund for the marketing portion of the distribution fees, which results in a 0.0375% reduction to this rate.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $16,386 for Class A and $6,596 for Class B for the six months ended March 31, 2004.

--------------------------------------------------------------------------------
18 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

For the six months ended March 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.08% for Class A, 1.85% for Class B, 1.83% for Class C and 0.97% for Class Y. Under a prior agreement which ended Oct. 31, 2003, AEFC and its affiliates agreed to waive certain fees and expenses so that net expenses would not exceed 1.20% for Class A, 1.97% for Class B, 1.98% for Class C and 1.00% for Class Y of the Fund's average daily net assets. Under a new agreement beginning Nov. 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2004. Under this agreement, net expenses will not exceed 1.39% for Class A, 2.16% for Class B, 2.17% for Class C and 1.19% for Class Y of the Fund's average daily net assets.

During the six months ended March 31, 2004, the Fund's custodian and transfer agency fees were reduced by $747 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,521,530 and $15,660,415, respectively, for the six months ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $29,035 for the six months ended March 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended March 31, 2004
                                              Class A           Class B          Class C           Class Y
Sold                                          126,651            27,314              374              --
Issued for reinvested distributions            70,910                --               --              --
Redeemed                                   (1,578,404)         (354,855)            (586)             --
                                           ----------          --------             ----            ----
Net increase (decrease)                    (1,380,843)         (327,541)            (212)             --
                                           ----------          --------             ----            ----

                                                               Year ended Sept. 30, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                          695,914            92,936            2,207              --
Issued for reinvested distributions                --                --               --              --
Redeemed                                   (4,118,114)       (1,306,666)          (7,925)             --
                                           ----------        ----------           ------            ----
Net increase (decrease)                    (3,422,200)       (1,213,730)          (5,718)             --
                                           ----------        ----------           ------            ----

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $1,669,600 were on loan to brokers. For collateral, the Fund received $1,700,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $1,229 for the six months ended March 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
19 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income purposes, the Fund has a capital loss carry-over of $43,146,974 as of Sept. 30, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. SUBSEQUENT EVENT

Shareholders will be asked at a shareholder meeting on June 9, 2004 to approve a merger of the Fund into AXP Partners Select Value Fund. This approval is not guaranteed. If shareholder approval is obtained, existing shareholders may redeem or exchange out of the Fund prior to the merger.

--------------------------------------------------------------------------------
20 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                        2004(k)         2003        2002        2001       2000
Net asset value, beginning of period                                $5.74           $4.65       $5.01      $ 8.44      $7.21
Income from investment operations:
Net investment income (loss)                                          .01             .03         .01          --        .04
Net gains (losses) (both realized and unrealized)                    1.03            1.06        (.37)      (2.48)      1.25
Total from investment operations                                     1.04            1.09        (.36)      (2.48)      1.29
Less distributions:
Dividends from net investment income                                 (.02)             --          --        (.02)      (.06)
Distributions from realized gains                                      --              --          --        (.93)        --
Total distributions                                                  (.02)             --          --        (.95)      (.06)
Net asset value, end of period                                      $6.76           $5.74       $4.65      $ 5.01      $8.44

Ratios/supplemental data
Net assets, end of period (in millions)                              $129            $118        $111        $153       $277
Ratio of expenses to average daily net assets(c)                    1.08%(d),(e)    1.18%(e)    1.12%       1.08%      1.06%
Ratio of net investment income (loss) to average daily net assets    .34%(d)         .46%        .10%        .01%       .45%
Portfolio turnover rate (excluding short-term securities)              4%              4%        116%         73%       121%
Total return(i)                                                    18.21%(j)       23.44%      (7.19%)    (31.80%)    18.10%

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                        2004(k)         2003        2002        2001       2000
Net asset value, beginning of period                                $5.50           $4.48       $4.87      $ 8.26      $7.06
Income from investment operations:
Net investment income (loss)                                         (.01)           (.02)       (.04)       (.03)      (.02)
Net gains (losses) (both realized and unrealized)                     .98            1.04        (.35)      (2.43)      1.22
Total from investment operations                                      .97            1.02        (.39)      (2.46)      1.20
Less distributions:
Dividends from net investment income                                   --              --          --          --         --
Distributions from realized gains                                      --              --          --        (.93)        --
Total distributions                                                    --              --          --        (.93)        --
Net asset value, end of period                                      $6.47           $5.50       $4.48      $ 4.87      $8.26

Ratios/supplemental data
Net assets, end of period (in millions)                               $16             $16         $18         $27        $51
Ratio of expenses to average daily net assets(c)                    1.85%(d),(f)    1.95%(f)    1.90%       1.86%      1.83%
Ratio of net investment income (loss) to average daily net assets   (.43%)(d)       (.30%)      (.68%)      (.79%)     (.31%)
Portfolio turnover rate (excluding short-term securities)              4%              4%        116%         73%       121%
Total return(i)                                                    17.64%(j)       22.77%      (8.01%)    (32.31%)    17.00%

See accompanying notes to financial highlights on page 23.

--------------------------------------------------------------------------------
21 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2004(k)        2003        2002        2001       2000(b)
Net asset value, beginning of period                                 $5.47          $4.46       $4.85      $ 8.26      $7.78
Income from investment operations:
Net investment income (loss)                                          (.01)          (.04)       (.04)       (.02)      (.06)
Net gains (losses) (both realized and unrealized)                      .98           1.05        (.35)      (2.43)       .54
Total from investment operations                                       .97           1.01        (.39)      (2.45)       .48
Less distributions:
Dividends from net investment income                                    --             --          --        (.03)        --
Distributions from realized gains                                       --             --          --        (.93)        --
Total distributions                                                     --             --          --        (.96)        --
Net asset value, end of period                                       $6.44          $5.47       $4.46      $ 4.85      $8.26

Ratios/supplemental data
Net assets, end of period (in millions)                                $--            $--         $--         $--        $--
Ratio of expenses to average daily net assets(c)                     1.83%(d),(g)   1.96%(g)    1.92%       1.86%      1.83%(d)
Ratio of net investment income (loss) to average daily net assets    (.41%)(d)      (.32%)      (.69%)      (.76%)     (.85%)(d)
Portfolio turnover rate (excluding short-term securities)               4%             4%        116%         73%       121%
Total return(i)                                                     17.73%(j)      22.65%      (8.04%)    (32.22%)     6.17%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                         2004(k)        2003        2002        2001       2000
Net asset value, beginning of period                                 $5.79          $4.68       $5.04      $ 8.45      $7.22
Income from investment operations:
Net investment income (loss)                                           .02            .04         .01         .01        .06
Net gains (losses) (both realized and unrealized)                     1.04           1.07        (.37)      (2.49)      1.25
Total from investment operations                                      1.06           1.11        (.36)      (2.48)      1.31
Less distributions:
Dividends from net investment income                                  (.03)            --          --          --       (.08)
Distributions from realized gains                                       --             --          --        (.93)        --
Total distributions                                                   (.03)            --          --        (.93)      (.08)
Net asset value, end of period                                       $6.82          $5.79       $4.68      $ 5.04      $8.45

Ratios/supplemental data
Net assets, end of period (in millions)                                $--            $--         $--         $--        $--
Ratio of expenses to average daily net assets(c)                      .97%(d),(h)   1.00%(h)     .92%        .95%       .85%
Ratio of net investment income (loss) to average daily net assets     .42%(d)        .59%        .28%        .14%       .73%
Portfolio turnover rate (excluding short-term securities)               4%             4%        116%         73%       121%
Total return(i)                                                     18.39%(j)      23.72%      (7.14%)    (31.75%)    18.28%

See accompanying notes to financial highlights on page 23.

--------------------------------------------------------------------------------
22 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.16% for the six months ended March 31, 2004 and 1.33% for the year ended Sept. 30, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.94% for the six months ended March 31, 2004 and 2.11% for the year ended Sept. 30, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.91% for the six months ended March 31, 2004 and 2.13% for the year ended Sept. 30, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.03% for the six months ended March 31, 2004 and 1.14% for the year ended Sept. 30, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended March 31, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
23 -- AXP PROGRESSIVE FUND -- 2004 SEMIANNUAL REPORT

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Progressive Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 2, 2004